EXHIBIT 10.2
AMENDMENT NO. 2 TO
TRANSACTION AGREEMENT
     THIS AMENDMENT NO. 2 TO TRANSACTION AGREEMENT (this “Amendment”), is made and entered into as of May 1, 2006, by and among KANSAS CITY SOUTHERN, a Delaware corporation (“KCS”), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation (“KCSR”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NS”), and THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY, an Alabama corporation and Subsidiary of NS (“AGS”), with reference to the following facts:
A. KCS, KCSR, NS and AGS are parties to that certain Transaction Agreement entered into as of December 1, 2005, as amended by Amendment No. 1 thereto, dated as of January 17, 2006 (the “Transaction Agreement”), pursuant to the terms of which the parties thereto have agreed to form a joint venture for purposes of owning and operating certain Assets.
B. Pursuant to Section 14.4 of the Transaction Agreement, the Transaction Agreement may be amended by a written agreement executed by all of the parties thereto.
C. The parties have determined that it is in the best interest of all parties that the Transaction Agreement and certain exhibits and annexes thereto be amended as set forth herein.
     NOW, THEREFORE, with reference to the foregoing facts and in consideration of the mutual agreements and understanding set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Defined Terms.
Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Transaction Agreement.
2. Amendments.
     2.1 Clause D of the Preamble to the Transaction Agreement is hereby amended and restated in its entirety as follows:
“In connection with the transactions contemplated by this Agreement and the Company Agreement, at the Closing, the parties will enter into, or will cause the Company or their respective Affiliates to enter into, as applicable: (i) an Operating Agreement substantially in the form attached hereto as Exhibit B (the “Operating Agreement”), (ii) an NSR Joint Use Agreement substantially in the form attached hereto as Exhibit C (the “NSR Joint Use Agreement”), (iii) a KCSR Joint Use Agreement substantially in the form attached hereto as Exhibit D (the “KCSR Joint Use Agreement”), (iv) a Western Haulage Agreement substantially in the form attached hereto as Exhibit E, (v) a KCSR Master Interchange Agreement substantially in the form attached hereto as Exhibit F, (vi) a Unified Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit G, (vii) the Vicksburg Assignment Agreement (as defined in Section 3.1(b)), (viii) the Jackson Assignment Agreement (as defined in Section 3.1(c)), (ix) one or more Notes (as defined in Section 4), (x) the Omnibus Bill of Sale attached hereto as Exhibit H, (xi) the Unified Liability Agreement attached hereto as Exhibit I, (xii) the Dallas Terminal Marketing Agreement attached hereto as Exhibit J, (xiii) NSR – KCSR Haulage Agreement (as defined in Section 3.1(c)), (xiv) the Access Agreement (as defined in Section 10.2(c)), (xv) the one or more Tower Licenses substantially in the form attached hereto as Exhibit U and (xvi) the Master Locomotive Agreements attached hereto as Exhibit V (collectively, the “Ancillary Agreements”).”
     2.2 The definition of “KCSR Borrowing Capacity” contained in Section 1.1 of the Transaction Agreement is hereby amended by replacing the reference to “$300,000,000” contained therein with “$170,000,0000.”
     2.3 The definition of “KCS Credit Agreement” contained in Section 1.1 of the Transaction Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:
     "KCS Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of April 28, 2006, among KCSR, KCS, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), the Issuing Bank (as defined therein), the Swing Line Bank (as defined therein), and The Bank of Nova Scotia, as collateral and administrative agent, as may be amended, restated, replaced, supplemented, refinanced or otherwise modified from time to time.”
     2.4 The definition of “Officer Certificate’s” contained in Section 1.1 of the Transaction Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:
     "Officer’s Certificate” shall have the meaning given to that term in Section 2.1(a); provided, that when delivered pursuant to Section 2.1(b) it shall be as of the applicable Anniversary Date.”
     2.5 The parties hereby acknowledge that, notwithstanding anything in Section 2.1(a) or Section 3.1(a) to the contrary, as of the Closing the NS Interest shall be 10% (subject to adjustment pursuant to Section 2.1(b)) and the KCS Interest shall be 90% (subject to adjustment pursuant to Section 2.1(b)).
     2.6 Section 3.1(e) of the Transaction Agreement is hereby amended by amending and restating such section in its entirety to read as follows:
     “The parties hereto acknowledge that some of the Owned Properties may include adjoining land, buildings, structures and other improvements that are not included in the Assets and that, to the extent that is the case, must be subdivided into separate lots. In such event, KCS shall promptly, and at KCS’ sole expense, take all steps necessary (including, without limitation, recording all required deeds, performing all required surveys and obtaining all necessary planning and zoning approvals) to subdivide and obtain a separate tax lot/parcel for the portion of each such Owned Property that is included in the Assets, distinct from any adjoining land, buildings, structures or other improvements that are not included in the Assets.”
     2.7 Section 4 of the Transaction Agreement is hereby amended by amending and restating such section in its entirety to read as follows:
     “Promptly following the Closing, KCS and NS shall cause the Company to loan to KCS an amount not to exceed the Excess Proceeds and thereafter to KCS and NS from time to time upon such party’s request up to an amount equal to the Excess Capital less the aggregate amount of any outstanding loans made pursuant to this Section 4 (such loans, the “Partner Financing”) to be evidenced by one or more notes substantially in the form attached hereto as Exhibit N (collectively, the “Notes”); provided, however, that in no event shall (i) the aggregate amount of Partner Financing outstanding to KCS at any one time exceed $170,000,000 and (ii) the Company shall not provide any Partner Financing to KCS unless the Administrative Agent (as such term is defined in the KCS Credit Agreement) shall have approved in writing the terms of such loan as set forth in the Form of Note attached hereto as Exhibit N. All such Partner Financing shall first be made available to KCS and, if KCS elects not to borrow such amounts, subsequently to NS and shall in each case be structured so as to not violate, in the reasonable opinion of counsel to KCS, any provision of the Indentures or the KCS Credit Agreement.”
     2.8 Section 8 of the Transaction Agreement is hereby amended by adding the following text to the end of such section:
     “8.16 KCS Credit Agreement. As of the Closing Date, (i) the “Effective Date” under the KCS Credit Agreement has occurred, (ii) the Company is not a “Subsidiary” or a “Subsidiary Guarantor” for purposes thereof and (iii) the book value of the Assets is not more than $170,000,000.”
     2.9 Section 10.5 of the Transaction Agreement is hereby amended by adding the following text to the end of such section:
     “From and after the Closing, in the event it is discovered that any Lien (other than Permitted Liens or Liens arising after the Closing and resulting from the Company’s operation of its business) exists on any of the Assets, without prejudice to any rights or remedies which NS may have hereunder or under any of the Ancillary Agreements and without impact on any representation, warranty, covenant or obligation of KCS hereunder, KCS shall secure the release of such Lien and make the filings reasonably necessary to evidence such release as promptly as practicable. From and after the Closing, upon and after such time as (a) the Line or any portion thereof shall permanently cease to be subject to the Line Option, (b) the Line Option has expired, as to any portion of the Line, pursuant to the terms and conditions as set forth in Section 10.10 of the Transaction Agreement, or (c) the Terminal or any portion thereof shall permanently cease to be subject to the option set forth in the Dallas Terminal Marketing Agreement, in each case, in accordance with the terms thereof, NS shall, upon the written request of KCS and within thirty (30) days of its receipt of such notice, reasonably cooperate with KCS to make such filings, including but not limited to executing a satisfactory release in recordable form, as may be reasonably necessary to evidence such cessation or expiration.”

     2.10 Section 11.2(g) of the Transaction Agreement is hereby deleted in its entirety.
     2.11 The cover page to Annex A to the Transaction Agreement, the cover page to Appendix A to Exhibit B to the Transaction Agreement (Operating Agreement), the cover page to Appendix A to Exhibit F to the Transaction Agreement (Master Interchange Agreement) and the cover page to Exhibit A to Exhibit O to the Transaction Agreement (Temporary Access Agreement) are hereby amended by amending and restating such pages in their entirety to read as set forth on Exhibit A attached hereto.
     2.12 Exhibit A to the Transaction Agreement (Form of Company Agreement) is hereby amended by amending and restating such Exhibit in its entirety to read as set forth on Exhibit B attached hereto.
     2.13 The parties hereto acknowledge and agree that any payment by the Company for the reasons set forth in Section 2.4 of the Company Agreement shall not be taken into consideration in the calculation of the assumed operating ratio set forth in Section 7(a) of the Operating Agreement.
     2.14 Pages 7, 8, 9, 10, 11A, 16, 17A and 20 of the “slic maps” attached as part of Annex A to the Transaction Agreement, as part of Appendix A to Exhibit B to the Transaction Agreement (Operating Agreement), as part of to Appendix A to Exhibit F to the Transaction Agreement (Master Interchange Agreement) and as part of Exhibit A to Exhibit O to the Transaction Agreement (Temporary Access Agreement) are hereby amended by amending and restating such pages 7, 8, 9, 10, 11A, 16, 17A and 20 in their entirety to read as set forth on Exhibit C attached hereto.
     2.15 The Transaction Agreement is hereby amended by inserting the schedule of communications equipment included in the Assets attached hereto as Exhibit D as a new Annex D thereto.
     2.16 Exhibit E to the Transaction Agreement (the Western Haulage Agreement) is hereby amended by amending and restating such Exhibit in its entirety to read as set forth on Exhibit E attached hereto.
     2.17 Exhibit L to the Transaction Agreement (the Jackson Assignment Agreement) is hereby amended by amending and restating such Exhibit in its entirety to read as set forth on Exhibit F attached hereto.
     2.18 Exhibit N to the Transaction Agreement (Form of Promissory Note) is hereby amended by amending and restating such Exhibit in its entirety to read as set forth on Exhibit G attached hereto.
     2.19 Exhibit S to the Transaction Agreement (NS Legal Opinion) is hereby amended by amending and restating such Exhibit in its entirety to read as set forth on Exhibit H attached hereto.

     2.20 The Transaction Agreement is hereby amended by inserting the form of Tower License attached as Exhibit I to this Amendment as a new Exhibit U thereto.
     2.21 The Transaction Agreement is hereby amended by inserting the form of Master Locomotive Agreement attached as Exhibit J to this Amendment as a new Exhibit V thereto.
     2.22 Schedule 3.1(d) to the Transaction Agreement and Exhibit A to the form of Unified Assignment and Assumption Agreement (attached as Exhibit G to the Transaction Agreement) are each hereby amended by adding the following additional agreements to the list of agreements to be assigned to the Company at Closing (except with respect the licenses referenced in clause (f) below which shall be assigned as soon as practicable after the Closing upon receipt of the consent of the applicable Governmental Authority or other regulatory body): (a) Right of Way Lease made and entered into March 23, 1989, by and between the Board of Trustees of the Vicksburg Warrant School District and The Kansas City Southern Railway Corporation (as successor in interest by merger with MidSouth Rail Corporation); (b) Railroad Industrial Lease Contract dated January 11, 1988, by and between Scott County Board of Education and The Kansas City Southern Railway Corporation (as successor in interest by merger with MidSouth Rail Corporation); (c) Commercial Lease Contract of Sixteenth Section Lands dated April 24, 1990, by and between Rankin County Board of Education and The Kansas City Southern Railway Corporation (as successor in interest by merger with MidSouth Rail Corporation); (d) the Corridor Agreement dated June 22, 2004 by and between The Kansas City Southern Railway Company and the Mississippi Transportation Commission solely with respect to those projects described on Exhibit A thereto along the Line; (e) the Corridor Agreement dated June 22, 2004 by and between The Kansas City Southern Railway Company and the Louisiana Department of Transportation solely with respect to those projects described on Exhibit A thereto along the Line; and (f) licenses for the frequencies used for train operations on the Line, including, but not limited to (i) dispatch of the Vicksburg sub district using AAR 86 and AAR 60 (161.400MHz and 161.010MHz), (ii) dispatch of the Meridian sub district using AAR 97 and AAR 29 (161.565MHz and 160.545MHz), (iii) EOT repeaters using AAR 404 and AAR 415 (452.9375MHz and 457.9375MHz) and (iv) data radio using ATCS channel pair # 5 (936.9375MHz and 897.9375MHz).
3. Limitation of Amendments.
     The amendments set forth in Section 2 above are effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Transaction Agreement, (b) otherwise prejudice any right or remedy that any party to the Transaction Agreement may now have or may have in the future under or on in connection with the Transaction Agreement, or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Transaction Agreement.
4. Entire Agreement.
     This Amendment, together with the Transaction Agreement, the Company Agreement, the Ancillary Agreements and the Confidentiality Agreement, in each case including any attached exhibits and schedules, contain the sole and entire agreement and understanding of the parties with respect to the entire subject matter contained herein and therein, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter contained herein and therein are hereby merged herein and therein. Nothing in this amendment, express or implied, is intended to confer upon any Person other than the parties hereto any rights or remedies under or by way of this Amendment.
5. Assignment.
No party may assign its rights or obligations under this Amendment, and any attempted or purported assignment or any delegation of any party’s duties or obligations arising under this Amendment to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Amendment; provided that NS may assign its rights to any wholly-owned Subsidiary of NS.
6. Governing Law.
THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION OF ITS TERMS AND THE INTERPRETATION OF THE RIGHTS AND DUTIES ARISING HEREUNDER.
7. Severability.
Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Amendment shall be or become prohibited or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
8. Captions.
The various captions of this Amendment are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Amendment.
9. Counterparts.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
10. Judicial Interpretation.
Should any provision of this Amendment require judicial interpretation, it is agreed that a court or other tribunal, as described in Section 14.13 of the Transaction Agreement, interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Amendment.

11. Dispute Resolution.
Each of the parties hereto stipulates and agrees that the dispute resolution procedures set forth in Section 14.13 of the Transaction Agreement shall apply to any dispute, controversy or claim arising out of or relating to this Amendment or the breach, termination or validity thereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Transaction Agreement as of the date first above written.

KANSAS CITY SOUTHERN

By:	/s/ Larry M. Lawrence

Name: Larry M. Lawrence
Title: Senior Vice President and Assistant to the Chairman

THE KANSAS CITY SOUTHERN RAILWAY COMPANY

By:	/s/ Robert B. Terry

Name: Robert B. Terry
Title: Senior Vice President and General Counsel

NORFOLK SOUTHERN CORPORATION

By:	/s/ Kathryn B. McQuade

Name: Kathryn B. McQuade
Title: Executive Vice President Planning and Chief Information Officer

THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY

By:	/s/ Kathryn B. McQuade

Name: Kathryn B. McQuade
Title: Vice President

EXHIBIT A
COVER PAGE TO ANNEX A OF TRANSACTION AGREEMENT / COVER PAGE TO
ANNEX A TO EXHIBIT B TO THE TRANSACTION AGREEMENT (OPERATING
AGREEMENT)
General Guidelines — Asset Identification
KCSR / NSR Joint Venture
KCS will contribute the following assets to the Joint Venture subject to the following restrictions:
The single main line track highlighted in “green” on the attached SLIC charts, extending between Meridian, MS., at Milepost 0.0, and Shreveport, LA., at Milepost V — 169.85, and on the attached track charts the right of way extending from the center point of the track to the prevailing right of way line for that location on either side of the track, including locations highlighted in “blue” that are beyond the prevailing right of way line.
Sidings connected to and adjacent to the single main line track that are within the prevailing right of way line on either side of the track and whose primary use is to meet and pass trains will be included. Sidings can generally be identified on the Track Charts by the Control Point (CP) designation at each end of the siding. They may also be identified by their SLIC number, and are highlighted in “green” on the SLIC Charts)
All KCS owned tracks including but not limited to yard (see additional explanation below), branch line, industrial lead, intermodal or strip, interchange, mechanical, car repair or rip, and storage tracks; and all industry and privately owned tracks or leased branch lines that connect to the single main line are excluded. The Joint Venture will be responsible for maintaining to the clearance point any switches connecting such tracks to the single main line track. The attached SLIC charts and the MCS Track Identification Table below will be used to determine the status of each track along the route.
Where the single main line track runs through a yard only the single main line track will be included (Highlighted in “green” on the attached SLIC charts). Through yards the right of way line for the single main line track will be defined as the imaginary line running between the clearance points of switches connecting to the single main line track.

MCS Track Identification Table
1 – 199	Yard tracks
200 – 299	Intermodal / Strip tracks
300 – 399	Interchange tracks
400 – 499	Mechanical / Rip tracks
500 – 599	Main line / Main tracks
600 – 699	Sidings

700 – 799	Industry tracks
800 – 899	Storage tracks
The communications equipment included in the Assets to be contributed by KCS to the Company pursuant to the terms and conditions hereof is set forth in Annex D hereto.

EXHIBIT B
FORM OF COMPANY AGREEMENT
[See Attached]

EXHIBIT C
REVISED SLIC MAP PAGES 7, 8, 9, 10, 11A, 16, 17A AND 20

EXHIBIT D
ANNEX D TO TRANSACTION AGREEMENT
     The following communications sites in their entirety, including property (whether or not on the right-of-way), tower, equipment shelter, dispatch radios, data radios, EOT repeaters, antenna systems, and appurtenances:
Arcadia, LA
Ruston, LA
Calhoun, LA
Bee Bayou, LA
Tallulah, LA
Mt. Alban, MS
Bolton, MS
Pelahatchie, MS
Forest, MS
Equipment at the following sites as designated below:

KCS general office in Shreveport, LA:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line

KCS communications site in Ringgold, LA:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line

KCS yard in Minden, LA:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line
Data radio Base Communications Package and antenna system necessary for dispatching and operation of traffic along the Line
EOT repeater and antenna system necessary for dispatching and operation of traffic along the Line

Ouachita River bridge in Monroe, LA:
Local railroad radio and antenna necessary for dispatching and operation of traffic along the Line
Marine radio and antenna necessary for dispatching and operation of traffic along the Line

KCS yard in Monroe, LA:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line
Data radio Base Communications Package and antenna system necessary for dispatching and operation of traffic along the Line
EOT repeater and antenna system necessary for dispatching and operation of traffic along the Line

KCS High Oak office in Jackson (Pearl), MS:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line
Data radio Base Communications Package and antenna system necessary for dispatching and operation of traffic along the Line

KCS yard in Newton, MS:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line
Data radio Base Communications Package and antenna system necessary for dispatching and operation of traffic along the Line

KCS TV Hill communications site in Meridian, MS:
Dispatch radio base and antenna system necessary for dispatching and operation of traffic along the Line
Data radio Base Communications Package and antenna system necessary for dispatching and operation of traffic along the Line

EXHIBIT E
FORM OF WESTERN HAULAGE AGREEMENT
[See attached]

EXHIBIT F
FORM OF JACKSON ASSIGNMENT AGREEMENT
[See attached]

EXHIBIT G
FORM OF PROMISSORY NOTE
[See attached]

EXHIBIT H
FORM OF NS LEGAL OPINION
[See attached]

EXHIBIT I
FORM OF TOWER LICENSE
[See attached]

EXHIBIT J
FORM OF MASTER LOCOMOTIVE AGREEMENT
[See attached]